Exhibit 99.2

PRESENTED BY Angela Selden President and CEO Richard Sunderland, CPA Executive VP and CFO American Public Education, Inc. Second Quarter 2021 Results

Safe Harbor Statement Please note that statements made in this conference call and in the accompanying presentation materials regarding American Public Education, its subsidiaries, or Rasmussen University that are not historical facts may be forward - looking statements based on current expectations, assumptions, estimates and projections about American Public Education and the industry . These forward - looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from those expressed or implied by such statements . Forward - looking statements may be able to be identified by words such as anticipate, believe, seek, could, estimate, expect, intend, may, plan, should, will, would, and similar words or their opposites . Forward - looking statements include, without limitation, statements regarding the impact of recent disruption to the Army’s tuition assistance programs, expected growth, registrations and enrollments, revenues, net income, earnings per share and EBITDA, expected benefits of the acquisition of Rasmussen University, the closing of the acquisition and its timing, expected financial results for Rasmussen, future impacts of the COVID - 19 pandemic, the ability to transform the student experience and deliver a return on learners’ educational investment, the impact of organizational changes, the ability to maintain an attractive risk profile, plans with respect to recent, current and future initiatives, and future demand for online and nursing education . Actual results could differ materially from those expressed or implied by these forward - looking statements as a result of various factors, including risks related to actions taken by the Department of Defense or branches of the U . S . Armed Forces, including actions related to the disruption and suspension of tuition assistance, the effects of and APEI’s response to the COVID - 19 pandemic, including impacts on the demand environment as the pandemic abates, the acquisition of Rasmussen University, changes to and expectations regarding our enrollment, registrations and the composition of our student body, and the risk factors described in the risk factor section and elsewhere in the Company's quarterly report on Form 10 - Q filed with the SEC today, in the Company’s most recent annual report on Form 10 - K, and in the Company’s other SEC filings . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future . 2

Second Quarter 2021 Update Topics 3 » Rasmussen Transaction » APUS Enrollment Momentum » Army Portal Discussion » Action Plans » Hondros Enrollment » 2Q21 Financial Results » Third Quarter 2021 Guidance » Second Half 2021 Priorities

Rasmussen Acquisition 4 On track to close in the third quarter of 2021 » HLC approval received » Awaiting clearing of other final closing conditions » Integration planning completed » Conducted in close collaboration with Rasmussen team Expect to exceed initial synergy estimate of $5MM » Rasmussen’s first half 2021 results through June » 9% Revenue growth » 20%+ Adjusted EBITDA Growth » Will share updated financial expectations after transaction closes

APUS Enrollment Update

2Q21 Commentary

- 2Q21 Registrations sharply impacted by Army tuition assistance (TA) portal outage
  - Former portal taken offline on February 12 and new one brought online on July 19 (5+ months of inaccessibility)
- Total net course registrations **decreased 8%** in 2Q21 to 82,600
  - Army registrations decreased by 26%
  - Also reflects difficult comparison to 2Q20 when Army registrations grew 51%
- 2Q21 registrations still up 4% on a 2-year CAGR compared with 2Q19's registrations of 75,900

3Q21 Commentary

- 3Q21 Registrations in July and August continue to be impacted by the portal outage
  - July Army registrations decreased by 21%
  - August Army registrations expected to decrease by an estimated 4%
- Total net course registrations expected to decline by **8% to 13%**
  - Slow registration ramp since new Army portal came online
- 3Q21 also impacted by students delaying registration due to post-COVID summer plans

AMU American Public University System APU

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APUS Action Plans 6 » APUS has engaged Hondros’s CEO, Harry Wilkins, to assist with modernizing APUS’s enrollment and admissions processes » 13 - year tenure and former CFO of APUS » Supported by external consultants » Cost reductions taken across APUS and APEI that are expected to improve EBITDA by $5MM - $6MM over the balance of 2021 » Includes a modest headcount reduction » Focused on high ROI areas » APUS hired a new leader to focus on growing corporate partnerships APUS has implemented several actions to improve registration momentum and financial performance in 2H21

Hondros Enrollment Update 7 » 2Q21 Total student enrollment increased 36% » ~2,400 students – highest in school history » Growth in ADN (RN) program of 45% » LTM average quarterly growth of 47% » PN Program LTM average quarterly growth of 35% » HCN opened its 7th campus location in Akron, OH 2Q21 Commentary » 3Q21 Total student enrollment of 2,300+ » 19% year - over - year growth » Some new student softness due in part to post - COVID summer enrollment deferral » Fall term enrollment on pace to rebound and be best - ever » Obtaining approvals for a new campus in the Detroit, MI area » Enrollment caps raised at Indianapolis campus 3Q21 Commentary

5% Decrease in Consolidated Revenue to $78.0MM 92% Decrease in Net Income to $0.5MM 36% Decrease in Adjusted EBITDA to $9.9MM Second Quarter 2021 Financial Highlights $89.3MM Increase in Cash and Equivalents $317.0MM 8

APEI’s Financial & Operational Outlook 9 Third Quarter 2021 (% Approximate Y/Y Change) APUS Net course registrations 1 - 8% to - 13% HCN Student enrollment 2 19% APEI Consolidated revenue - 4% to - 7% APEI Consolidated net income $0MM to $1MM APEI EPS $0.00 to +$0.05 APEI Adjusted EBITDA $6.5MM to $8.5MM These statements are based on current expectations. These statements are forward - looking and actual results may differ materially. 1. APUS Net course registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. 2. HCN Student enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty. Includes $1.5M - $2.5M of Rasmussen University integration costs Adversely impacted by transition and outage of Army registration portal

10 Priorities for 2H21 Growth w/ Emphasis on HEROI TM • Stabilize and grow APUS registrations • Right - size cost structure to align with lower registrations • Optimize admissions and enrollments processes at APUS • Continue to drive momentum at Hondros • Execute on Hondros campus expansion Integration of Rasmussen University • Close Rasmussen Transaction • Execute integration of key Rasmussen corporate and administrative functions utilizing APEI’s existing shared services model • Leverage size and scale of collective Nursing school operations • Focus on capturing synergies • Accelerate organic growth through focused investments in marketing and technology • Drive greater efficiency and improved student satisfaction and outcomes through technology modernization • Elevate human resources processes and capabilities • Increased scale to drive strong incremental profit performance – create true operating leverage Transformation Drive Operational Excellence 10

Thank You 11

American Public Education, Inc. APPENDIX: DISCLOSURES American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measures that is included in the table below (under the caption “GAAP to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . 12 GAAP Net Income to Adjusted EBITDA:   (in thousands, except per share data)     Net income $ 531 $ 6,689 Income tax expense 646 2,532 Interest income, net (24) (179) Equity investment loss (income) 822 (1) Depreciation and amortization 2,524 3,391 EBITDA 4,499 12,432 Stock Compensation 1,985 1,573 Loss on disposals of long-lived assets 174 158 M&A - related professional fees 3,264 1,295 Adjusted EBITDA $ 9,922 $ 15,458 Three Months Ended June 30, 2021 2020 The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three months ended June 30, 2021 and 2020:

American Public Education, Inc. APPENDIX: DISCLOSURES (C ONTINUED ) American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measures that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . 13